UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 18, 2004

                            WATERFORD GAMING, L.L.C.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)

      Delaware                     333-17795                  06-1465402
 ------------------             ---------------           ----------------
 (State or other                (Commission File          (I.R.S. Employer
  jurisdiction of                Number)                   Identification
  incorporation or                                         Number)
  organization)


             914 Hartford Turnpike
                  P.O. Box 715
                 Waterford, CT                      06385
    ---------------------------------------       -----------
    (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (860)442-4559

Item 8.01

     a) On October 18, 2004, the Mohegan Tribal Gaming Authority (the "Authority") filed Form 8-K, relating to the posting on October 15, 2004, on its website of its Slot Machine Statistical Report on a monthly basis for the fiscal years ended September 30, 2004 and 2003, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 8-K, Securities and Exchange Commission file reference no. 033-80655.

     b) On October, 18, 2004 the Authority filed Form 8-K, reporting that (i) on October 15, 2004 the Authority had issued a press release announcing that it had entered into an agreement to purchase The Downs Racing, Inc. and its subsidiaries from Penn National Gaming, Inc. and
          (ii) on October 14, 2004 the Authority received the requisite consent of its lenders to Amendment No. 3 to the amended and restated loan agreement by and among the Mohegan Tribe of Indians of Connecticut, the Authority, the lenders named therein and Bank of America, N.A., as administrative agent, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 8-K, Securities and Exchange Commission file reference no. 033-80655.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            WATERFORD GAMING, L.L.C.






Date: October 19, 2004                   By:/s/Len Wolman
                                         Len Wolman, Chief Executive Officer